Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of August 31, 2015

Among

SUPERIOR ENERGY SERVICES, INC.,

as Parent,

SESI, L.L.C.,

as the Borrower,

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

the Lenders Party Hereto

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of August 31, 2015 is among Superior Energy Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”, together with the Parent, the “Obligors”), each of the Lenders, the Issuing Lenders and the Swingline Lender (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 7, 2012 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to make certain changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1. Amendments to Section 1.1.

(a) The following definitions are hereby added where alphabetically appropriate:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption

“Interpolated Rate” means, at any time, for any Eurodollar Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Screen Rate” has the meaning assigned to it in the definition of “Eurodollar Base Rate.”

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of August 31, 2015, among the Loan Parties, the Administrative Agent and the Lenders.

(b) The following defined terms are hereby amended to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment and the Second Amendment and as the same may be further amended or supplemented from time to time.

“Eurodollar Base Rate” means, with respect to any Eurodollar Advance and relative to any Eurodollar Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Eurodollar Interest Period) as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service as selected by the Administrative Agent in its reasonable discretion that publishes such rate from time to time as an authorized information vendor for the purpose of displaying such rates; in each case the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Eurodollar Interest Period; provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBO Screen Rate shall not be available at such time for such Eurodollar Interest Period (an “Impacted Interest Period”) with respect to U.S. Dollars then the Eurodollar Base Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

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“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

2.2. Amendment to Article V. Article V is hereby amended to add the following Section 5.18 thereto:

“5.18 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintain in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.”

2.3. Amendment to Section 6.2. Section 6.2 is hereby amended by adding the following sentence to the end thereto:

“The Borrower will not request any Advance or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

2.4. Amendment to Section 6.7. Section 6.7 is hereby amended to add the following clause (iii) to the end thereto:

“(iii) The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

2.5. Amendment to Section 6.18.1. Section 6.18.1 is hereby amended to replace the phrase “3.00 to 1.00” with the phrase “4.50 to 1.00”.

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2.6. Amendment to Section 6.18.2. Section 6.18.2 is hereby amended to replace the phrase “3.65 to 1.00” with the phrase “5.00 to 1.00”.

2.7. Amendment to Section 9.11. The first paragraph of Section 9.11 is hereby amended to (a) replace the words immediately before the first proviso with the phrase “Each of the Administrative Agent and each Lender agrees to keep confidential all Information (as defined below);” and (b) to add the following sentence to the end of such first paragraph:

““Information” means all information received from a Loan Party relating to the Loan Parties, their Subsidiaries or their respective businesses, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a non-confidential basis prior to disclosure by a Loan Party and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.”

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.12 of the Credit Agreement) (such date, the “Amendment Effective Date”):

3.1. The Administrative Agent shall have received from the Obligors and the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

3.2. The Administrative Agent and the Lenders shall have received all fees and amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1. Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2. Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and

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warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.

4.3. No Waiver; Loan Document. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this Second Amendment shall for all purposes constitute a Loan Document.

4.4. Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5. NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS SECOND AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6. GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER AND LENDER:	JPMORGAN CHASE BANK, N.A.
	By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Tyler Ellis
	Name:	Tyler Ellis
	Title:	Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

ISSUING LENDER, SWING LINE LENDER AND LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Corbin Womac
	Name:	Corbin Womac
	Title:	Director

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ William P. Harrington
	Name:	William P. Harrington
	Title:	EVP

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ J. Frazell
	Name:	J. Frazell
	Title:	Director

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Gary Culbertson
	Name:	Gary Culbertson
	Title:	Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	HSBC BANK USA, N.A.

	By:	/s/ Koby West
	Name:	Koby West
	Title:	Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	WHITNEY BANK

	By:	/s/ Hollie L. Ericksen
	Name:	Hollie L. Ericksen
	Title:	Senior Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	COMPASS BANK

	By:	/s/ Frank Carvelli
	Name:	Frank Carvelli
	Title:	Senior Vice President

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

LENDER:	STANDARD CHARTERED BANK

	By:	/s/ Pramita Saha
	Name:	Pramita Saha
	Title:	Executive Director

	By:	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director Standard Chartered Bank NY

Signature Page to Second Amendment to

Third Amended and Restated Credit Agreement

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